Federal Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 008
EBP, Tax Status [Line Items]
Federal Income Tax Status	Federal Income Tax Status
In October 2024, the IRS issued a favorable determination letter concerning the qualified status of the Plan in effect as of December 31, 2022 under Section 401(a) of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the “Trust”) and participants are not taxed on Employers' contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.
GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025 and 2024 there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan Administrator believes it is no longer subject to income tax examinations for years prior to 2022.